Merrill Lynch Investment Managers


Annual Report
May 31, 2001


Merrill Lynch
International Equity
Fund


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
International Equity Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH INTERNATIONAL EQUITY FUND


International
Stock Market
Performance


Total Return in US
Dollars* of the Fund's
Top Country Positions
For the Six-Month Period
Ended May 31, 2001


Finland            -27.9%
Italy              -15.9%
Canada             -10.7%
Switzerland         -9.3%
France              -9.2%
Netherlands         -9.1%
Japan               -8.5%
Germany             -7.9%
United Kingdom      -3.9%
Australia           +3.5%


Source: Morgan Stanley
Capital International World
(Ex-US) Index.

*For the six-month period
ended May 31, 2001, total
investment return in
US dollars for the Morgan
Stanley Capital International
World (Ex-US) Index was
-8.18%.




Merrill Lynch International Equity Fund, May 31, 2001



DEAR SHAREHOLDER


Fiscal Year in Review
The fiscal year ended May 31, 2001 was a very poor period for returns in international stock markets with the unmanaged benchmark Morgan Stanley Capital International (MSCI) World (Ex-US) Index posting a return of -17.4% in US dollar terms, after gaining an equivalent percentage in the previous 12 months. The Index itself was back at levels last seen in late 1998. Merrill Lynch International Equity Fund's total returns for Class A, Class B, Class C and Class D Shares were -16.77%, -17.58%, -17.56% and -17.01%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)

The major factors behind the sharp falls in stock markets around the world were the collapse of the technology bull market that had been so powerful in 1998, 1999 and the early part of 2000, and the clear slowdown in the US economy during the period.

In retrospect it is clear to us that technology and telecommunication shares became grossly overvalued in the first quarter of 2000, and expectations and hopes of the profitability of new technologies became excessive. During the course of the last year, a greater degree of realism about future profitability has been evident and share prices have fallen back accordingly. In some cases this has meant declines of 90% or more, and most technology and telecommunication stocks have fallen by more than 50%. Conversely, the stocks that suffered when technology stocks were rising sharply, because they were viewed as offering low growth prospects, became much more attractive as technology stocks slumped, and many small, "old economy" sectors actually rose as the markets were falling.

The very rapid slowdown of the US economy in the latter part of 2000, led by technology demand, caught most economists by surprise, and was met by an extremely rapid response from the Federal Reserve Board, which has cut interest rates more rapidly than at any time in its history. This has prompted a shift in the types of stocks that have performed best in the Fund. In the last part of 2000, the stocks with the least sensitivity to the economic cycle, such as tobacco and food and drink companies, were the best performers. However, as US interest rates were cut in 2001, companies with much greater sensitivity to the economic cycle, such as mining, autos and paper companies, performed the best.

The strength of the US dollar against other world currencies was another factor depressing the Fund's returns during the period. The US dollar rose by more than 10% against the yen and the euro and by more than 5% against the British pound sterling.

Since late February, the Fund has had a significant overweighted position in Japan, and a corresponding underweighted position in Continental Europe. This reflects our belief that the European economies will not escape the downturn in the US economy and that the policy response from the European Central Bank has been very slow and the drive toward more market-friendly economic policies within Europe appears to have stalled. By contrast, in Japan, the US-induced downturn may have a smaller effect, and the policy response and institutional change appears to be accelerating. The Bank of Japan has announced an inflation target for the first time, which ensures that monetary policy will have to become significantly easier over the foreseeable future. In addition, we believe newly elected Prime Minister Koizumi is very focused on driving institutional reform within Japan which, if successful, is likely to contribute to making far more efficient use of resources within the economy. The Fund's positioning benefited its performance relative to the MSCI World (Ex-US) Index and its peer group of funds.


In Conclusion
We continue to manage the Fund in a manner that provides a relatively low volatility exposure to international equities, but which also seeks to outperform its benchmark index.

Looking ahead, we expect the rapid reduction in US interest rates to lead to stabilization in the US economy in the second half of 2001. However, the recovery may not be particularly rapid, and we think global growth is likely to be subdued as both the Japanese and European economies are behind the United States in this economic cycle. Markets are torn between a concern for earnings in such an economic environment and the ample liquidity that is being offered by the central banks in both the United States and Japan.

We thank you for your interest in Merrill Lynch International Equity Fund, and we look forward to reviewing our investment strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Jeremy Beckwith)
Jeremy Beckwith
Vice President and
Senior Portfolio Manager



July 12, 2001



Merrill Lynch International Equity Fund, May 31, 2001



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder on October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment

                                     10/21/94**        5/01
ML International Eqity
Fund++--Class A Shares*               $ 9,600        $10,603

ML International Equity
Fund++--Class C Shares*               $10,000        $10,746

Morgan Stanley Capital
International World
(Ex-US) Index++++                     $10,000        $13,618


                                     7/30/93**         5/01

ML International Eqity
Fund++--Class B Shares*               $10,000        $12,328

ML International Equity
Fund++--Class D Shares*               $ 9,600        $12,402

Morgan Stanley Capital
International World
(Ex-US) Index++++                     $10,000        $15,878



*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++Merrill Lynch International Equity Fund invests in a diversified portfolio of equity securities of issuers located in countries other than the United States.
++++During the Fund's fiscal year ended May 31, 1999, the Fund's primary performance benchmark was changed from a Composite Index (based on the Financial Times/Standard & Poor's (FT/S&P)--Actuaries World (Ex-US) Index and the IFC Investables Index of emerging equity markets) to the Morgan Stanley Capital International World (Ex-US) Index, expressed in US dollar terms. This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks in 21 countries (excluding the United States) and is widely used as a benchmark by internationally invested equity funds. The starting date for the Index in the Class A and Class C Shares' graph is from 10/21/94.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

One Year Ended 3/31/01                    -27.71%        -31.50%
Five Years Ended 3/31/01                  + 0.28         - 0.79
Inception (10/21/94) through 3/31/01      + 1.14         + 0.30

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 3/31/01                    -28.44%        -31.27%
Five Years Ended 3/31/01                  - 0.74         - 0.74
Inception (7/30/93) through 3/31/01       + 2.07         + 2.07

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

One Year Ended 3/31/01                    -28.51%        -29.22%
Five Years Ended 3/31/01                  - 0.77         - 0.77
Inception (10/21/94) through 3/31/01      + 0.10         + 0.10

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

One Year Ended 3/31/01                    -27.97%        -31.75%
Five Years Ended 3/31/01                  + 0.02         - 1.05
Inception (7/30/93) through 3/31/01       + 2.86         + 2.14

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the since inception period.)
**Assuming maximum sales charge.



Merrill Lynch International Equity Fund, May 31, 2001


PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                             6-Month         12-Month     Since Inception
As of May 31, 2001                                         Total Return    Total Return     Total Return
ML International Equity Fund Class A Shares*                  -5.22%          -16.77%         +13.40%
ML International Equity Fund Class B Shares*                  -5.62           -17.58          +23.23
ML International Equity Fund Class C Shares*                  -5.60           -17.56          + 6.02
ML International Equity Fund Class D Shares*                  -5.33           -17.01          +30.89
Morgan Stanley Capital International World (Ex-US) Index**    -8.18           -17.39      +36.17/+58.79

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are from 10/21/94 for Class A & Class C Shares and from 7/30/93 for Class B & Class D
Shares.
**An unmanaged capitalization-weighted index comprised of a representative sampling of stocks in 21 countries, excluding the United States. Since inception total returns are for the periods from 10/31/94 and from 7/30/93, respectively.

PROXY RESULTS

During the year ended May 31, 2001, Merrill Lynch International Equity Fund's shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on July 25, 2000. Proposal 3 was adjourned until January 21, 2001. On January 30, 2001, Proposal 3 was withdrawn because it received insufficient votes to approve or disapprove. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Trustees:           Terry K. Glenn                   17,855,384                     667,542
                                                    Ronald W. Forbes                 17,847,820                     675,106
                                                    Cynthia A. Montgomery            17,852,710                     670,216
                                                    Charles C. Reilly                17,842,409                     680,517
                                                    Kevin A. Ryan                    17,847,413                     675,513
                                                    Roscoe S. Suddarth               17,850,281                     672,645
                                                    Richard R. West                  17,851,102                     671,824
                                                    Arthur Zeikel                    17,840,970                     681,956
                                                    Edward D. Zinbarg                17,843,927                     678,999

                                                                    Shares Voted    Shares Voted  Shares Voted       Broker
                                                                        For           Against       Abstain         Non-Vote
2. To ratify the selection of Deloitte & Touche LLP as the Fund's     17,495,988      214,396        812,542           --
independent auditors for the current fiscal year.
3. To approve to convert the Fund to a "master/feeder" structure.     10,789,191      335,990       1,011,045      9,715,880


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                    Shares                                                                           Percent of
AFRICA         Industries            Held                  Investments                     Cost              Value   Net Assets
South          Banks                  90,000  Standard Bank Investment Corporation
Africa                                        Limited                                    $  363,249       $  377,944    0.2%

               Industrial             75,000  Barlow Limited                                509,848          523,364    0.3
               Conglomerates

               Insurance             300,000  Sanlam Limited                                358,369          368,598    0.2

               Metals & Mining       150,000  Gold Fields Limited                           591,092          624,299    0.4

                                              Total Investments in Africa                 1,822,558        1,894,205    1.1


EUROPE

Finland        Communications         85,000  Nokia Oyj (Series A)                        2,998,537        2,462,532    1.4
               Equipment

               Diversified           160,000  Sonera Oyj                                  1,928,682        1,385,996    0.8

               Telecommunication
               Services

               Metals & Mining        65,000  Outokumpu Oyj                                 550,939          578,487    0.3

               Paper & Forest         70,000  Stora Enso Oyj 'R'                            687,930          809,882    0.4
               Products

                                              Total Investments in Finland                6,166,088        5,236,897    2.9


France         Aerospace &            55,000  European Aeronautic Defense and
               Defense                        Space Company                               1,203,428        1,082,470    0.6

               Automobiles             6,150  PSA Peugeot Citroen                         1,275,992        1,704,045    0.9

               Banks                  18,200  Banque Nationale de Paris (BNP)             1,520,485        1,581,198    0.9
                                      11,000  Societe Generale 'A'                          644,610          654,983    0.3
                                                                                       ------------     ------------  ------
                                                                                          2,165,095        2,236,181    1.2

               Building Products       4,800  Compagnie de Saint Gobain                     723,314          715,646    0.4

               Construction            9,000  Lafarge SA (Ordinary)                         808,703          840,650    0.5
               Materials

               Energy Equipment &      3,000  Coflexip                                      377,280          432,785    0.2
               Service

               Hotels,                20,000  Accor SA                                      882,030          815,900    0.4
               Restaurants &
               Leisure

               Insurance              28,800  Axa                                         1,028,124          817,764    0.5

               Media                  24,500  Vivendi Universal SA                        1,851,443        1,563,695    0.9

               Metals & Mining        12,000  Pechiney SA 'A'                               650,247          649,940    0.4

               Multi-Utilities        40,500  Suez SA                                     1,344,561        1,235,801    0.7

               Oil & Gas              13,500  Total Fina SA 'B'                           2,003,809        1,966,983    1.1

               Pharmaceuticals        15,000  Aventis SA                                    824,891        1,113,746    0.6


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
EUROPE                              Shares                                                                           Percent of
(continued)    Industries            Held                  Investments                     Cost            Value     Net Assets
France         Wireless               15,000  Bouygues SA                                $  564,200       $  552,423    0.3%
(concluded)    Telecommunication
               Services

                                              Total Investments in France                15,703,117       15,728,029    8.7


Germany        Airlines               60,000  Deutsche Lufthansa AG (Registered
                                              Shares)                                     1,307,176        1,103,575    0.6

               Banks                  23,100  Bayerische Hypo-und Vereinsbank AG          1,533,293        1,116,035    0.6

               Chemicals              14,200  Henkel KGaA                                   824,531          782,335    0.4

               Diversified             6,600  Marschollek, Lautenschlaeger und
               Financials                     Partner AG                                    707,943          682,487    0.4

               Diversified            50,000  Deutsche Telekom AG (Registered Shares)     1,487,076        1,035,343    0.6
               Telecommunication
               Services

               Industrial             27,000  Siemens AG                                  2,384,151        1,947,530    1.1
               Conglomerates

               Insurance               4,000  Allianz AG (Registered Shares)(e)           1,343,905        1,125,613    0.6

               Multi-Utilities        32,500  E.On AG                                     1,761,691        1,628,028    0.9
                                      18,000  RWE AG                                        677,972          675,876    0.4

                                                                                          2,439,663        2,303,904    1.3

               Semiconductor          10,000  Infineon Technologies AG                      341,671          346,668    0.2
               Equipment & Products

               Software                4,500  SAP AG (Systeme, Anwendungen,
                                              Produkte in der Datenverarbeitung)            689,776          630,869    0.4

               Textiles & Apparel      9,000  Adidas-Salomon AG                             502,323          530,937    0.3

                                              Total Investments in Germany               13,561,508       11,605,296    6.5


Greece         Equity Basket           4,200  MSCI Greece OPALS (Class B)(c)(f)             259,098          224,490    0.1

                                              Total Investments in Greece                   259,098          224,490    0.1


Italy          Banks                 135,000  Banca Intesa SpA                              678,235          502,330    0.3

               Diversified           144,000  Telecom Italia SpA (Registered Shares)        882,982          757,958    0.4
               Telecommunication
               Services

               Energy Equipment &     80,000  Saipem SpA                                    365,645          498,389    0.3
               Service

               Insurance              45,000  Assicurazioni Generali                      1,575,271        1,277,757    0.7

               Media                   2,016  Seat Pagine Gialle SpA                          5,410            2,221    0.0

               Oil & Gas              90,000  ENI SpA                                       618,713          579,758    0.3

               Wireless               70,000  Telecom Italia Mobile (TIM) SpA               556,175          409,391    0.2
               Telecommunication
               Services

                                              Total Investments in Italy                  4,682,431        4,027,804    2.2


Netherlands    Air Freight &          56,000  TNT Post Group NV                           1,270,812        1,246,921    0.7
               Couriers

               Banks                  36,000  ABN AMRO Holding NV                           796,181          688,082    0.4

               Diversified            33,500  ING Groep NV                                2,065,401        2,186,384    1.2
               Financials

               Electrical             24,000  Koninklijke (Royal) Philips
               Equipment                      Electronics NV                                946,817          657,873    0.4

               Food & Drug            58,000  ++Koninklijke Ahold NV                      1,768,107        1,763,398    1.0
               Retailing

               Insurance              27,000  Aegon NV                                    1,067,702          717,909    0.4

               Internet Software &    35,000  ++KPNQwest NV                                 353,276          392,184    0.2
               Services

               Machinery              16,000  ++IHC Caland NV                               740,851          788,607    0.4

               Media                  27,000  Wolters Kluwer NV 'A'                         622,828          694,795    0.4

               Oil & Gas              50,000  Royal Dutch Petroleum Company               2,899,375        3,037,375    1.7

               Specialty Retail       75,000  Vendex KBB NV                               1,155,863          994,871    0.5

                                              Total Investments in the Netherlands       13,687,213       13,168,399    7.3


Spain          Banks                 180,000  Banco Santander Central Hispano, SA         1,881,047        1,716,390    1.0

               Diversified           125,000  ++Telefonica Moviles, SA                      982,275          932,360    0.5
               Telecommunication      78,948  ++Telefonica SA                             1,639,312        1,162,337    0.6
               Services                                                                ------------     ------------  ------
                                                                                          2,621,587        2,094,697    1.1

                                              Total Investments in Spain                  4,502,634        3,811,087    2.1


Sweden         Equity Basket           1,500  MSCI Sweden OPALS 'B'(c)                      441,315          315,735    0.2

               Machinery              39,000  SKF AB 'B'                                    624,663          659,279    0.4

               Tobacco               200,000  Swedish Match AB                              872,284          925,109    0.5

                                              Total Investments in Sweden                 1,938,262        1,900,123    1.1


Switzerland    Banks                  12,000  UBS AG (Registered Shares)                  1,764,353        1,792,642    1.0

               Chemicals               1,222  ++Syngenta AG                                  56,704           60,283    0.0

               Food Products             975  Nestle SA (Registered Shares)               1,887,038        2,018,478    1.1

               Insurance                 930  Schweizerische Rueckversicherungs-
                                              Gesellschaft (Registered Shares)            1,958,442        1,804,013    1.0

               Pharmaceuticals        64,800  Novartis AG (Registered Shares)             2,538,658        2,465,217    1.4
                                      12,000  Roche Holding AG                            1,230,638          906,355    0.5
                                                                                       ------------     ------------  ------
                                                                                          3,769,296        3,371,572    1.9

                                              Total Investments in Switzerland            9,435,833        9,046,988    5.0


United         Aerospace & Defense   105,000  British Aerospace PLC                         441,151          522,071    0.3
Kingdom
               Airlines               80,000  British Airways PLC                           417,657          416,520    0.2



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
EUROPE                             Shares                                                                            Percent of
(concluded)    Industries           Held                   Investments                     Cost            Value     Net Assets
United         Banks                  29,000  Abbey National PLC                       $    318,371     $    500,136    0.3%
Kingdom                               80,000  Bank of Scotland                              765,663          909,184    0.5
(concluded)                           75,000  Barclays PLC                                2,045,355        2,253,427    1.2
                                     130,000  HSBC Holdings PLC (e)                       1,714,673        1,621,473    0.9
                                      85,000  Lloyds TSB Group PLC                          744,801          845,257    0.5
                                      30,000  Royal Bank of Scotland Group PLC              724,714          690,412    0.4
                                                                                       ------------     ------------  ------
                                                                                          6,313,577        6,819,889    3.8

               Beverages              70,000  Diageo PLC                                    722,125          755,759    0.4

               Chemicals              95,000  Imperial Chemical Industries PLC              622,278          604,607    0.3

               Commercial            165,000  Shanks & McEwan Group PLC                     460,667          421,707    0.2
               Services &
               Supplies

               Communications         60,000  Marconi PLC                                   315,360          301,309    0.2
               Equipment

               Construction           42,000  RMC Group PLC                                 453,229          429,589    0.2
               Materials

               Containers &          150,000  Rexam PLC                                     546,739          658,448    0.4
               Packaging

               Diversified           145,000  British Telecommunications PLC              1,273,516          896,043    0.5
               Telecommunication      43,500  British Telecommunications PLC
                                              (Rights)(g)                                         0           82,498    0.1
               Services               53,000  ++COLT Telecom Group PLC                      576,954          553,395    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,850,470        1,531,936    0.9

               Electric Utilities    220,000  British Energy PLC                            885,969          906,343    0.5
                                      70,000  ++British Energy PLC (Deferred Shares)              0                1    0.0
                                                                                       ------------     ------------  ------
                                                                                            885,969          906,344    0.5

               Food & Drug           135,000  J Sainsbury PLC                               715,299          833,288    0.5
               Retailing

               Hotels,                75,001  Compass Group PLC                             520,184          555,107    0.3
               Restaurants &         140,000  P & O Princess Cruises PLC                    588,695          715,982    0.4
               Leisure                                                                 ------------     ------------  ------
                                                                                          1,108,879        1,271,089    0.7

               Household              35,000  The Berkeley Group PLC                        312,054          405,475    0.2
               Durables

               Insurance              30,000  Prudential Corporation PLC                    407,603          340,944    0.2
                                      53,000  Royal & Sun Alliance Insurance Group PLC      350,372          348,977    0.2

                                                                                            757,975          689,921    0.4

               Media                 100,000  Carlton Communications PLC                    684,650          541,249    0.3
                                           1  Granada PLC                                         3                2    0.0
                                      50,000  WPP Group PLC                                 590,318          544,800    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,274,971        1,086,051    0.6

               Metals & Mining        80,000  Billiton PLC                                  371,841          407,712    0.2
                                      25,000  Johnson Matthey PLC                           379,838          345,916    0.2

                                                                                            751,679          753,628    0.4

               Multiline Retail      130,000  Kingfisher PLC                                975,194          821,817    0.5

               Oil & Gas             510,000  BP Amoco PLC (e)                            4,474,155        4,506,427    2.5
                                     280,000  Shell Transport & Trading Company           2,443,029        2,428,374    1.4
                                                                                       ------------     ------------  ------
                                                                                          6,917,184        6,934,801    3.9

               Pharmaceuticals        40,000  AstraZeneca Group PLC                       1,808,191        1,889,398    1.0
                                     125,000  GlaxoSmithKline PLC                         3,433,146        3,395,234    1.9
                                                                                       ------------     ------------  ------
                                                                                          5,241,337        5,284,632    2.9

               Real Estate           130,000  The British Land Company PLC                  807,844          960,326    0.5
                                      95,000  Canary Wharf Finance PLC                      631,243          717,971    0.4
                                                                                       ------------     ------------  ------
                                                                                          1,439,087        1,678,297    0.9

               Semiconductor          55,000  ++ARM Holdings PLC                            214,579          264,090    0.2
               Equipment &
               Products

               Specialty Retail      250,000  Dixons Group PLC                              882,234          846,145    0.5
                                      75,000  Wolseley PLC                                  510,496          530,594    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,392,730        1,376,739    0.8

               Tobacco                55,000  British American Tobacco PLC                  414,747          421,918    0.2

               Transportation         70,000  BAA PLC                                       616,909          603,613    0.3
               Infrastructure

               Wireless            1,250,000  Vodafone Group PLC (e)                      3,947,489        3,218,547    1.8
               Telecommunication
               Services

                                              Total Investments in the
                                              United Kingdom                             39,109,335       39,012,085   21.7

                                              Total Investments in Europe               109,045,519      103,761,198   57.6


LATIN AMERICA


Brazil         Metals &          BRL  44,000  Companhia Vale do Rio Doce, 0%
               Mining                         due 12/31/2049 (d)                                  0                0    0.0

                                              Total Investments in Brazil                         0                0    0.0

Chile          Closed End              6,000  Genesis Chile Fund                            184,500          181,800    0.1
               Investment Fund

                                              Total Investments in Chile                    184,500          181,800    0.1

                                              Total Investments in Latin America            184,500          181,800    0.1


North
America


Canada         Auto Components        15,000  Magna International Inc. 'A'                  699,939          890,589    0.5

               Diversified            39,000  Power Financial Corporation                   854,852          826,164    0.5
               Financials

               Electrical Equipment   12,500  ++Ballard Power Systems Inc.                  570,129          671,087    0.4

               Electronic             12,000  ++Celestica Inc.                              330,526          594,179    0.3
               Equipment &
               Instruments

               Metals & Mining        60,000  Placer Dome Inc.                              566,260          631,048    0.3

               Multiline Retail       80,000  Hudson's Bay Company                          885,004          835,705    0.5

               Oil & Gas              20,000  ++Anderson Exploration Ltd.                   399,115          454,722    0.2

                                              Total Investments in North America          4,305,825        4,903,494    2.7


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
EUROPE                              Shares                                                                           Percent of
(concluded)    Industries            Held                  Investments                     Cost              Value   Net Assets
Australia      Airlines              400,000  Qantas Airways Limited                   $    480,801     $    719,798    0.4%
               Containers &          200,000  Amcor Limited                                 621,892          674,177    0.4
               Packaging

               Diversified           400,000  ++Cable & Wireless Optus Limited              711,281          709,660    0.4
               Telecommunication
               Services

               Insurance             450,000  National Mutual Holdings Limited              684,600          645,537    0.3

               Media                  80,000  The News Corporation Limited (Preferred)      807,814          614,241    0.3

               Metals & Mining        60,000  Broken Hill Proprietary Company
                                              Limited                                       711,100          684,315    0.4
                                   1,000,000  Normandy Mining Limited                       528,481          506,900    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,239,581        1,191,215    0.7

               Oil & Gas              85,000  Woodside Petroleum Limited                    559,403          635,095    0.4

               Trading               125,000  Smith (Howard) Limited                        582,563          593,136    0.3
               Companies &
               Distributors

                                              Total Investments in Australia              5,687,935        5,782,859    3.2


China          Closed End             20,000  Greater China Fund                            195,435          218,000    0.1
               Investment Fund

               Wireless               38,000  ++China Mobile (Hong Kong) Limited
               Telecommunication              (ADR)(a)                                    1,309,983          925,300    0.5
               Services

                                              Total Investments in China                  1,505,418        1,143,300    0.6

Hong Kong      Oil & Gas             500,000  ++CNOOC Limited                               392,057          496,808    0.3

               Real Estate            90,000  Cheung Kong (Holdings) Ltd.                 1,169,586          983,679    0.6
                                      63,000  Sun Hung Kai Properties Ltd.                  600,702          591,650    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,770,288        1,575,329    0.9

                                              Total Investments in Hong Kong              2,162,345        2,072,137    1.2


Japan          Auto Components        35,000  Futaba Industrial Co., Ltd.                   437,621          456,573    0.3
                                      43,000  Sanden Corporation                            238,131          190,355    0.1
                                                                                       ------------     ------------  ------
                                                                                            675,752          646,928    0.4

               Automobiles            92,700  Toyota Motor Corporation                    3,212,659        3,276,721    1.8

               Banks                 798,000  The Asahi Bank, Ltd.                        2,366,796        2,041,676    1.1
                                     150,000  The Gunma Bank Ltd.                           826,643          689,278    0.4
                                     203,000  The Sumitomo Bank, Ltd.                     2,246,350        1,727,260    1.0
                                                                                       ------------     ------------  ------
                                                                                          5,439,789        4,458,214    2.5

               Beverages              86,000  Asahi Breweries Limited                       880,031          930,062    0.5
                                      27,000  Mikuni Coca-Cola Bottling                     289,126          315,856    0.2
                                                                                       ------------     ------------  ------
                                                                                          1,169,157        1,245,918    0.7

               Chemicals             180,000  Asahi Chemical Industry Co., Ltd.           1,019,456          840,768    0.4
                                     148,000  Kaneka Corporation                          1,287,055        1,391,315    0.8
                                      32,000  Shin-Etsu Chemical Co., Ltd. (e)            1,137,549        1,238,849    0.7
                                                                                       ------------     ------------  ------
                                                                                          3,444,060        3,470,932    1.9

               Closed End             55,000  Atlantis Japan Growth Fund                    623,950          525,250    0.3
               Investment Fund

               Commercial             18,500  Secom Co., Ltd.                             1,540,115        1,078,985    0.6
               Services &
               Supplies

               Computers &            50,000  NEC Corporation                               899,749          819,306    0.5
               Peripherals

               Diversified            14,050  Aiful Corporation                           1,226,350        1,363,377    0.8
               Financials             67,000  The Nomura Securities Co., Ltd.             1,271,945        1,344,849    0.7
                                      11,600  Promise Co., Ltd.                             746,376          921,596    0.5
                                      10,700  Takefuji Corporation                        1,060,477          945,548    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,305,148        4,575,370    2.5

               Diversified               112  Nippon Telegraph & Telephone
               Telecommunication              Corporation (NTT)                           1,704,911          693,755    0.4
               Services

               Electrical             18,600  Honda Tsushin Kogyo Co., Ltd.                 687,975          245,767    0.1
               Equipment             189,000  Mitsubishi Electric Corporation             1,363,259        1,060,958    0.6
                                                                                       ------------     ------------  ------
                                                                                          2,051,234        1,306,725    0.7

               Electronic            111,000  Hitachi Ltd.                                1,164,853        1,143,444    0.6
               Equipment &            46,000  Toko, Inc.                                    267,800          192,022    0.1
               Instruments                                                             ------------     ------------  ------
                                                                                          1,432,653        1,335,466    0.7

               Food Products          49,900  Katokichi Co., Ltd.                         1,184,539        1,293,486    0.7

               Health Care            35,000  Fukuda Denshi Co., Ltd.                       689,230          898,418    0.5
               Equipment &
               Supplies

               Household Durables    116,000  Sharp Corporation                           1,749,905        1,662,582    0.9
                                      19,500  Sony Corporation                            1,292,275        1,504,923    0.9
                                                                                       ------------     ------------  ------
                                                                                          3,042,180        3,167,505    1.8

               Household Products     45,000  Kao Corporation                             1,267,116        1,174,045    0.7

               Insurance             515,000  The Fuji Fire and Marine
                                              Insurance Company, Limited                    819,770          914,535    0.5

               Machinery              91,000  Nippon Thompson Co., Ltd.                     849,339          724,508    0.4

               Media                     132  Fuji Television Network,
                                              Incorporated                                1,438,148          916,512    0.5
                                      94,000  Toppan Printing Co., Ltd.                     901,753        1,040,313    0.6
                                                                                       ------------     ------------  ------
                                                                                          2,339,901        1,956,825    1.1

               Metals & Mining       221,000  Sumitomo Metal Mining Co.                   1,094,937        1,075,055    0.6

               Multiline Retail       12,000  Ito-Yokado Co., Ltd.                          712,488          629,187    0.3

               Office Electronics     34,000  Canon, Inc.                                 1,146,127        1,347,753    0.8


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
EUROPE                              Shares                                                                           Percent of
(concluded)    Industries            Held                  Investments                     Cost            Value     Net Assets
Japan          Pharmaceuticals        34,000  Fujisawa Pharmaceutical Co., Ltd.        $    960,335     $    788,335    0.4%
(concluded)                           25,000  Kissei Pharmaceutical Co., Ltd.               466,634          492,341    0.3
                                      47,000  Shionogi & Co., Ltd.                          677,415        1,046,246    0.6
                                      50,400  Suzuken Co., Ltd.                           1,353,536        1,446,423    0.8
                                      29,000  Takeda Chemical Industries, Ltd.            1,555,012        1,476,603    0.8
                                                                                       ------------     ------------  ------
                                                                                          5,012,932        5,249,948    2.9

               Semiconductor           3,200  Rohm Company Ltd. (e)                         736,801          572,833    0.3
               Equipment &
               Products

               Software                9,500  ++Trend Micro Incorporated                    413,815          410,958    0.2

               Textiles & Apparel     48,750  HIMIKO Co., Ltd.                              441,380          582,604    0.3

               Trading               147,000  Mitsubishi Corporation                      1,172,845        1,167,884    0.6
               Companies &           122,000  Sumitomo Corporation                          920,791          873,775    0.5
               Distributors                                                            ------------     ------------  ------
                                                                                          2,093,636        2,041,659    1.1

               Wireless                  129  NTT DoCoMo, Inc. (e)                        1,798,999        2,475,341    1.4
               Telecommunication
               Services

                                              Total Investments in Japan                 50,142,367       47,948,230   26.6


South Korea    Diversified            19,000  Korea Telecom Corporation (ADR)(a)            499,662          442,700    0.2
               Telecommunication
               Services

               Equity Basket          16,300  MSCI South Korea OPALS (Class B)(c)         1,309,961        1,266,347    0.7

               Metals & Mining        23,000  Pohang Iron & Steel Company Ltd.
                                              (ADR)(a)                                      517,440          468,050    0.3

               Semiconductor           6,400  Samsung Electronics (GDR)(b)(f)               487,515          547,200    0.3
               Equipment
                                              Total Investments in South Korea            2,814,578        2,724,297    1.5

                                              Total Investments in Pacific
                                              Basin/Asia                                 62,312,643       59,670,823   33.1


Southeast
Asia


India          Chemicals                  10  Reliance Industries Ltd.                           52               84    0.0
                                         208  Reliance Industries Ltd. (Compulsory
                                              Demat Shares)                                   1,077            1,739    0.0
                                                                                       ------------     ------------  ------
                                                                                              1,129            1,823    0.0

               Closed End             22,300  ++India Fund                                  300,104          240,840    0.1
               Investment Fund         9,344  ++Morgan Stanley Dean Witter India
                                              Investment Fund                               110,726           85,871    0.1
                                                                                       ------------     ------------  ------
                                                                                            410,830          326,711    0.2

                                              Total Investments in Southeast Asia           411,959          328,534    0.2


Short-Term                           Face
Securities                          Amount                    Issue

               Commercial       US$1,000,000  General Electric Capital Corp., 6%
               Paper*                         due 6/01/2001                               1,000,000        1,000,000    0.6
                                   8,364,000  General Motors Acceptance Corp.,
                                              4.19% due 6/01/2001                         8,364,000        8,364,000    4.6

                                              Total Investments in Commercial Paper       9,364,000        9,364,000    5.2

               US Government         750,000  US Treasury Bills, 3.84% due 7/12/2001        746,600          747,097    0.4
               Obligations*

                                              Total Investments in US Government
                                              Obligations                                   746,600          747,097    0.4

                                              Total Investments in Short-Term
                                              Securities                                 10,110,600       10,111,097    5.6

               Total Investments                                                       $188,193,604      180,851,151  100.4
                                                                                       ------------
               Variation Margin on Financial Futures Contracts**                                            (55,562)   (0.0)

               Liabilities in Excess of Other Assets                                                       (759,374)   (0.4)
                                                                                                        ------------  ------
               Net Assets                                                                               $180,036,215  100.0%
                                                                                                        ============  ======



(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
(c)Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital
International (MSCI) country index.
(d)Received through a bonus issue from Companhia Vale do Rio Doce.
As of May 31, 2001, the bonds have not commenced trading and the coupon rate has not been determined.
(e)All or a portion of security held as collateral in connection with open financial futures contracts.
(f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g)The rights may be exercised until 6/15/01.
++Non-income producing security.
*Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**Financial futures contracts sold as of May 31, 2001 were as follows:

Number of                         Expiration
Contracts    Issue      Exchange     Date           Value

   14   All ordinaries   Sydney   June 2001      $   597,711
                                                 -----------
Total Financial Futures Contracts Sold
(Total Contract Price--$567,551)                 $   597,711
                                                 ===========


Financial futures contracts purchased as of May 31, 2001 were as follows:

Number of                           Expiration
Contracts    Issue        Exchange     Date          Value

   14   Taiwan MSCIIndex   SIMEX    June 2001    $   326,060
   29     Tokyo Topix       TFE     June 2001      3,202,155
   16   Nikkei 225 Index   SIMEX    June 2001        895,135
   23       FT-SEIDO       LIFFE    June 2001      1,890,669
    4   Hang Seng Index    SIMEX    June 2001        340,419
                                                 -----------
Total Financial Futures Contracts Purchased
(Total Contract Price--$6,580,426)               $ 6,654,438
                                                 ===========


Merrill Lynch International Equity Fund, May 31, 2001

STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 2001
Assets:             Investments, at value (identified cost--$188,193,604)                                 $  180,851,151
                    Foreign cash                                                                                  39,673
                    Receivables:
                      Securities sold                                                     $   2,836,921
                      Dividends                                                                 707,738
                      Beneficial interest sold                                                  461,926        4,006,585
                                                                                          -------------
                    Prepaid registration fees and other assets                                                    53,858
                                                                                                           -------------
                    Total assets                                                                             184,951,267
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    2,571,014
                      Custodian bank                                                          1,343,039
                      Beneficial interest redeemed                                              486,278
                      Distributor                                                               110,832
                      Investment adviser                                                        102,582
                      Variation margin                                                           55,562
                      Forward foreign exchange contracts                                         36,886        4,706,193
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       208,859
                                                                                                           -------------
                    Total liabilities                                                                          4,915,052
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 180,036,215
                                                                                                           =============


Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      360,287
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,085,269
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        237,787
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        316,453
                    Paid-in capital in excess of par                                                         230,370,846
                    Undistributed investment income--net                                                         176,460
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net                                                      (16,570,728)
                    Accumulated distributions in excess of realized capital
                    gains on investments and foreign currency transactions--net                             (28,616,002)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (7,324,157)
                                                                                                           -------------
                    Net assets                                                                             $ 180,036,215
                                                                                                           =============

Net Asset           Class A--Based on net assets of $32,932,468 and 3,602,869
Value:                       shares of beneficial interest outstanding                                     $        9.14
                                                                                                           =============
                    Class B--Based on net assets of $97,211,277 and 10,852,688
                             shares of beneficial interest outstanding                                     $        8.96
                                                                                                           =============
                    Class C--Based on net assets of $20,987,417 and 2,377,872
                             shares of beneficial interest outstanding                                     $        8.83
                                                                                                           =============
                    Class D--Based on net assets of $28,905,053 and 3,164,529
                             shares of beneficial interest outstanding                                     $        9.13
                                                                                                           =============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended May 31, 2001
Investment Income:  Dividends (net of $425,692 foreign withholding tax)                                    $   3,333,281
                    Interest and discount earned                                                                 308,744
                                                                                                           -------------
                    Total income                                                                               3,642,025
                                                                                                           -------------

Expenses:           Investment advisory fees                                              $   1,621,383
                    Account maintenance and distribution fees--Class B                        1,219,486
                    Transfer agent fees--Class B                                                304,008
                    Account maintenance and distribution fees--Class C                          275,765
                    Custodian fees                                                              167,037
                    Accounting services                                                         137,970
                    Professional fees                                                           129,611
                    Printing and shareholder reports                                             98,958
                    Account maintenance fees--Class D                                            86,687
                    Transfer agent fees--Class D                                                 74,389
                    Transfer agent fees--Class A                                                 67,596
                    Transfer agent fees--Class C                                                 65,647
                    Reorganization expenses                                                      64,775
                    Trustees' fees and expenses                                                  46,281
                    Registration fees                                                            24,666
                    Interest rate swap expense                                                   16,369
                    Pricing fees                                                                  6,816
                    Other                                                                        17,824
                                                                                          -------------
                    Total expenses                                                                             4,425,268
                                                                                                           -------------
                    Investment loss--net                                                                       (783,243)
                                                                                                           -------------

Realized &          Realized gain (loss)on:
Unrealized Gain       Investments--net                                                     (18,153,867)
(Loss) on             Foreign currency transactions--net                                      1,214,090     (16,939,777)
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions          Investments--net                                                     (23,106,389)
--Net:                Foreign currency transactions--net                                         10,574     (23,095,815)
                                                                                          -------------    -------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (40,818,835)
                                                                                                           =============

                    See Notes to Financial Statements.


Merrill Lynch International Equity Fund, May 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Year Ended May 31,
                    Increase (Decrease) in Net Assets:                                        2001              2000
Operations:         Investment income (loss)--net                                          $  (783,243)    $     150,569
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                      (16,939,777)       32,843,336
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                 (23,095,815)        6,443,851
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                             (40,818,835)       39,437,756
                                                                                          -------------    -------------

Distributions to    In excess of realized gain on investments--net:
Shareholders:         Class A                                                                 (234,151)               --
                      Class B                                                               (1,041,387)               --
                      Class C                                                                 (240,967)               --
                      Class D                                                                 (295,877)               --
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                            (1,812,382)               --
                                                                                          -------------    -------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                  (38,095,584)       15,566,720
Transactions:                                                                             -------------    -------------

Net Assets:         Total  increase (decrease) in net assets                               (80,726,801)       55,004,476
                    Beginning of year                                                       260,763,016      205,758,540
                                                                                          -------------    -------------
                    End of year*                                                          $ 180,036,215    $ 260,763,016
                                                                                          =============    =============

                    *Undistributed investment income--net                                 $     176,460    $   1,263,977
                                                                                          =============    =============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                                  Class A
from information provided in the financial statements.                              For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000     1999      1998       1997
Per Share           Net asset value, beginning of year                $  11.08   $   9.16  $   9.57  $  12.58   $  11.94
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net++                               .05        .09       .13       .12        .12
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   (1.90)       1.83     (.18)    (1.08)       1.09
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (1.85)       1.92     (.05)     (.96)       1.21
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --        --      (.24)
                      In excess of investment income--net                   --         --        --        --      (.01)
                      Realized gain on investments--net                     --         --        --    (1.08)      (.32)
                      In excess of realized gain on
                      investments--net                                   (.09)         --     (.36)     (.97)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.09)         --     (.36)    (2.05)      (.57)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.14   $  11.08  $   9.16  $   9.57   $  12.58
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (16.77%)     20.96%    (.35%)   (6.02%)     10.76%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding reorganization expenses          1.26%      1.32%     1.33%     1.16%      1.11%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.29%      1.41%     1.33%     1.16%      1.11%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                                .45%       .83%     1.54%     1.08%      1.04%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 32,933   $ 34,693  $ 19,540  $ 33,960   $ 44,624
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 154.99%    149.78%   132.43%   107.50%     60.56%
                                                                      ========   ========  ========  ========   ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
See Notes to Financial Statements.


Merrill Lynch International Equity Fund, May 31, 2001

FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios have been derived                                  Class B
from information provided in the financial statements.                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000     1999       1998        1997
Per Share           Net asset value, beginning of year                $  10.97   $   9.17  $   9.62  $  12.42   $  11.76
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net++                      (.07)      (.03)       .04    --++++        .01
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   (1.85)       1.83     (.19)    (1.04)       1.08
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (1.92)       1.80     (.15)    (1.04)       1.09
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --        --      (.10)
                      In excess of investment income--net                   --         --        --        --      (.01)
                      Realized gain on investments--net                     --         --        --     (.93)      (.32)
                      In excess of realized gain on
                      investments--net                                   (.09)         --     (.30)     (.83)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.09)         --     (.30)    (1.76)      (.43)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   8.96   $  10.97  $   9.17  $   9.62   $  12.42
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (17.58%)     19.63%   (1.36%)   (7.01%)      9.70%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding reorganization expenses          2.30%      2.35%     2.39%     2.20%      2.14%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.33%      2.44%     2.39%     2.20%      2.14%
                                                                      ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (.65%)     (.26%)      .41%    (.01%)       .08%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 97,211   $150,140  $144,681  $311,520   $583,213
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 154.99%    149.78%   132.43%   107.50%     60.56%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios have been derived                                  Class C
from information provided in the financial statements.                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000     1999       1998      1997
Per Share           Net asset value, beginning of year                $  10.81   $   9.03  $   9.49  $  12.26   $  11.65
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net++                      (.07)      (.02)       .03    --++++     --++++
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                   (1.82)       1.80     (.19)    (1.02)       1.08
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (1.89)       1.78     (.16)    (1.02)       1.08
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --        --      (.14)
                      In excess of investment income--net                   --         --        --        --      (.01)
                      Realized gain on investments--net                     --         --        --     (.92)      (.32)
                      In excess of realized gain on
                      investments--net                                   (.09)         --     (.30)     (.83)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.09)         --     (.30)    (1.75)      (.47)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   8.83   $  10.81  $   9.03  $   9.49   $  12.26
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (17.56%)     19.71%   (1.50%)   (6.96%)      9.71%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding reorganization
Net Assets:         expenses                                             2.29%      2.41%     2.40%     2.21%      2.15%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             2.32%      2.51%     2.40%     2.21%      2.15%
                                                                      ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (.66%)       .54%      .40%    (.01%)       .04%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 20,987   $ 33,999  $  6,328  $ 14,717   $ 24,774
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 154.99%    149.78%   132.43%   107.50%     60.56%
                                                                      ========   ========  ========  ========   ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
See Notes to Financial Statements.


Merrill Lynch International Equity Fund, May 31, 2001

FINANCIAL HIGHLIGHTS (concluded)
The following per share data and ratios have been derived                                  Class D
from information provided in the financial statements.                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2001     2000       1999       1998       1997
Per Share           Net asset value, beginning of year                $  11.10   $   9.20  $   9.63  $  12.59   $  11.94
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net++                               .01        .06       .11       .09        .10
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions                                        (1.89)       1.84     (.20)    (1.07)       1.09
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (1.88)       1.90     (.09)     (.98)       1.19
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --        --      (.21)
                      In excess of investment income--net                   --         --        --        --      (.01)
                      Realized gain on investments--net                     --         --        --    (1.04)      (.32)
                      In excess of realized gain on
                      investments--net                                   (.09)         --     (.34)     (.94)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.09)         --     (.34)    (1.98)      (.54)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.13   $  11.10  $   9.20  $   9.63   $  12.59
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (17.01%)     20.65%    (.70%)   (6.18%)     10.50%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding reorganization
Net Assets:         expenses                                             1.51%      1.57%     1.59%     1.42%      1.36%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             1.54%      1.66%     1.59%     1.42%      1.36%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                                .14%       .55%     1.23%      .77%       .86%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)           $  28,905  $  41,931 $  35,210 $  67,689  $ 119,024
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 154.99%    149.78%   132.43%   107.50%     60.56%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

Interest rate swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate of the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective June 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of May 31, 2001, the Fund held one debt security having no market value.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses and financial futures transactions.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade which settled the next day.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $369,069 have been reclassified between undistributed net investment income and accumulated net realized capital losses and $64,775 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc., ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives. For the year ended May 31, 2001, MLIM paid MLAM U.K. a fee of $215,191 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                           Account           Distribution
                       Maintenance Fee            Fee

Class B                       .25%                .75%
Class C                       .25%                .75%
Class D                       .25%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              FAMD      MLPF&S

Class A                     $  225     $ 2,449
Class D                     $1,064     $16,159


For the year ended May 31, 2001, MLPF&S received contingent deferred sales charges of $71,609 and $1,599 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $629 relating to transactions subject to front-end sales charge waivers in Class D Shares.

For the year ended May 31, 2001, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $85 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $44,504 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended May 31, 2001, the Fund reimbursed MLIM an aggregate of $94,312 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, FAMD, PSI, FDS and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2001 were $322,946,563 and $353,415,714, respectively.

Net realized gains (losses) for the year ended May 31, 2001 and net unrealized gains (losses) as of May 31, 2001 were as follows:

                                     Realized          Unrealized
                                  Gains (Losses)     Gains (Losses)

Investments:
   Long-term                       $(17,076,501)    $ (7,342,950)
   Short-term                               (18)              497
   Financial futures contracts       (1,069,022)           43,852
   Options written                         (898)               --
   Options purchased                     (7,428)               --
                                    ------------     ------------
Total investments                   (18,153,867)      (7,298,601)
                                    ------------     ------------
Currency transactions:
   Options purchased                     428,140               --
   Forward foreign exchange
   contracts                             627,943               --
   Foreign currency transactions         158,007         (25,556)
                                    ------------     ------------
Total currency transactions            1,214,090         (25,556)
                                    ------------     ------------
Total                              $(16,939,777)    $ (7,324,157)
                                    ============     ============

Transactions in call options written for the year ended May 31, 2001 were as follows:

                                Nominal Value
                                  Covered by
                                   Written        Premiums
                                   Options        Received
Outstanding call options
written at beginning
 of year                                   --   $         --
Options written                           620         50,740
Options closed                          (620)       (50,740)
                                 ------------   ------------
Outstanding call options
written at end
of year                                    --   $         --
                                 ============   ============



As of May 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $11,615,916, of which $8,907,295 related to appreciated securities and $20,523,211 related to depreciated securities. At May 31, 2001, the aggregate cost of investments for Federal income tax purposes was $192,467,067.


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(38,095,584) and $15,566,720 for the years ended May 31, 2001 and May 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                         3,576,241  $  35,397,026
Shares issued to shareholders in
reinvestment of distributions          22,691        223,964
                                -------------  -------------
Total issued                        3,598,932     35,620,990
Shares redeemed                   (3,126,012)   (31,288,975)
                                -------------  -------------
Net increase                          472,920  $   4,332,015
                                =============  =============


Class A Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                         3,275,372  $  35,732,966
Shares redeemed                   (2,278,426)   (25,698,688)
                                -------------  -------------
Net increase                          996,946  $  10,034,278
                                =============  =============


Class B Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                         2,321,367  $  22,992,998
Shares issued to shareholders in
reinvestment of distributions          92,211        896,296
                                -------------  -------------
Total issued                        2,413,578     23,889,294
Shares redeemed                   (4,810,206)   (48,079,838)
Automatic conversion of shares      (431,271)    (4,438,045)
                                -------------  -------------
Net decrease                      (2,827,899) $ (28,628,589)
                                =============  =============


Class B Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                         4,047,049  $  43,756,102
Shares redeemed                   (5,533,663)   (59,526,019)
Automatic conversion of shares      (616,590)    (6,649,194)
                                -------------  -------------
Net decrease                      (2,103,204) $ (22,419,111)
                                =============  =============

Class C Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                           472,836  $   4,703,452
Shares issued to shareholders in
reinvestment of distributions          23,028        220,608
                                -------------  -------------
Total issued                          495,864      4,924,060
Shares redeemed                   (1,261,904)   (12,341,495)
                                -------------  -------------
Net decrease                        (766,040) $  (7,417,435)
                                =============  =============

Class C Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                           698,193  $   7,505,601
Shares issued resulting from
reorganization                      2,673,292     31,042,590
                                -------------  -------------
Total issued                        3,371,485     38,548,191
Shares redeemed                     (928,060)   (10,260,712)
                                -------------  -------------
Net increase                        2,443,425  $  28,287,479
                                =============  =============


Class D Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                           553,838  $   5,566,784
Automatic conversion of shares        424,876      4,438,045
Shares issued to shareholders in
reinvestment of distributions          26,340        260,238
                                -------------  -------------
Total issued                        1,005,054     10,265,067
Shares redeemed                   (1,617,251)   (16,646,642)
                                -------------  -------------
Net decrease                        (612,197) $  (6,381,575)
                                =============  =============

Class D Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                           771,607   $  8,527,858
Automatic conversion of shares        611,671      6,649,194
                                -------------  -------------
Total issued                        1,383,278     15,177,052
Shares redeemed                   (1,433,889)   (15,512,978)
                                -------------  -------------
Net decrease                         (50,611) $    (335,926)
                                =============  =============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended May 31, 2001.


6. Commitments:
At May 31, 2001, the Fund had entered into foreign exchange contracts, under which it had agreed to sell various foreign currencies with approximate values of $397,000.


7. Capital Loss Carryforward:
At May 31, 2001, the Fund had a net capital loss carryforward of approximately $24,505,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains, except for future taxable gains on securities acquired from Merrill Lynch Consults International Portfolio.


8. Subsequent Event:
On July 2, 2001, the Fund's Board of Trustees declared an ordinary income dividend and a long-term capital gains distribution payable on July 16, 2001 to shareholders of record as of July 10, 2001 as follows:

                           Ordinary          Long-Term
                            Income         Capital Gains

Class A                      $.048071        $.087870
Class B                         --           $.087870
Class C                         --           $.087870
Class D                      $.035724        $.087870



Merrill Lynch International Equity Fund, May 31, 2001


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Equity Fund as of May 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, other auditing procedures were performed. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch International Equity Fund as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 16, 2001



PORTFOLIO INFORMATION (unaudited)


Worldwide
Investments as of
May 31, 2001

                                       Percent of
Ten Largest Equity Holdings            Net Assets

BP Amoco PLC                                2.5%
GlaxoSmithKline PLC                         1.9
Toyota Motor Corporation                    1.8
Vodafone Group PLC                          1.8
Royal Dutch Petroleum Company               1.7
NTT DoCoMo, Inc.                            1.4
Novartis AG (Registered Shares)             1.4
Nokia Oyj (Series A)                        1.4
Shell Transport & Trading Company           1.4
Barclays PLC                                1.2


                                       Percent of
Ten Largest Countries                  Net Assets

Japan                                      26.6%
United Kingdom                             21.7
France                                      8.7
Netherlands                                 7.3
Germany                                     6.5
Switzerland                                 5.0
Australia                                   3.2
Finland                                     2.9
Canada                                      2.7
Italy                                       2.2


                                        Percent of
Geographical Asset Mix*                 Net Assets

Europe (Ex United Kingdom)                 35.9%
Japan                                      26.6
United Kingdom                             21.7
Pacific Basin/Asia (Ex Japan)               6.5
North America                               2.7
Africa                                      1.1
Southeast Asia                              0.2
Latin America                               0.1


*Percent of net assets may not equal 100% and excludes the impact of futures.



Ten Largest Industries                Percent of
(Equity Investments)                  Net Assets

Banks                                      11.0%
Pharmaceuticals                             8.3
Oil & Gas                                   7.9
Diversified Telecommunication
  Services                                  4.8
Insurance                                   4.6
Diversified Financials                      4.6
Wireless Telecommunication
  Services                                  4.2
Metals & Mining                             3.4
Media                                       3.3
Automobiles                                 2.7



Financial Futures Contracts
                                                          Percent of
Country                Issue              Exchange        Net Assets

Australia          All Ordinaries          Sydney            (0.3%)
United Kingdom        FT-SEIDO             LIFFE              1.0
Hong Kong         Hang Seng Index          SIMEX              0.2
Japan             Nikkei 225 Index         SIMEX              0.5
Japan            Taiwan MSCI Index         SIMEX              0.2
Japan               Tokyo Topix             TFE               1.8
                                                             ------
                                                              3.4%
                                                             ======



Merrill Lynch International Equity Fund, May 31, 2001


IMPORTANT TAX INFORMATION (unaudited)

During its taxable year ended May 31, 2001, Merrill Lynch
International Equity Fund paid a long-term capital gains distribution of $.088145 per share to shareholders of record as of December 13, 2000. The entire distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.




OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Robert C. Doll Jr., Senior Vice President
Jeremy Beckwith, Vice President and
Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863